Exhibit 10.1
FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of June 13, 2012, by and among ALLIANCE ONE INTERNATIONAL, INC., a Virginia corporation (the “Company”), INTABEX NETHERLANDS B.V., a company formed under the laws of The Netherlands and a Subsidiary of the Company (the “Dutch Borrower”; together with the Company, collectively the “Borrowers,” and each individually, a “Borrower”), ALLIANCE ONE INTERNATIONAL AG, a Swiss corporation (“Alliance AG”), the Lenders (as defined below) party hereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (together with any successor administrative agent, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below or the Credit Agreement referred to below after giving effect to this Fifth Amendment (the “Amended Credit Agreement”).
W I T N E S S E T H:
WHEREAS, the Borrowers, Alliance AG, the lenders party thereto (the “Lenders”), the Administrative Agent and others are parties to a Credit Agreement dated as of July 2, 2009, (as amended by that certain First Amendment to Credit Agreement dated as of August 24, 2009, that certain Second Amendment to Credit Agreement dated as of June 9, 2010, that certain Third Amendment to Credit Agreement dated as of June 6, 2011 and that certain Fourth Amendment to Credit Agreement dated as of November 3, 2011, the “Credit Agreement”);
WHEREAS, the Company has requested that the Lenders approve certain amendments to the Credit Agreement, in each case as herein provided; and
WHEREAS, the Lenders party hereto have consented to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.
NOW, THEREFORE, it is agreed:
I.Amendments and Agreements with respect to the Credit Agreement.
1.    On the Fifth Amendment Effective Date, immediately prior to giving effect to this Fifth Amendment, $40,000,000 of the Revolving Committed Amount shall be permanently terminated pursuant to Section 2.5 of the Credit Agreement (and the Lenders hereby waive any notice requirements with respect to such permanent termination) with such termination to apply to each of the Revolving Lender’s Revolving Commitments pro rata based on such Revolving Lender’s respective Revolving Commitment Percentage.
2.    The Credit Agreement is hereby amended as set forth in Annex I hereto.
II.    Miscellaneous Provisions.
1.    In order to induce the Administrative Agent and the Lenders to enter into this Fifth Amendment, each Credit Party hereby represents and warrants that (i) no Default or

Event of Default exists as of the Fifth Amendment Effective Date (as defined below), both immediately before and after giving effect to this Fifth Amendment on such date, (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date, both immediately before and after giving effect to this Fifth Amendment on such date, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date, (iii) the execution, delivery and performance of this Fifth Amendment has been duly authorized by all necessary action on the part of each Credit Party, has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each of them in accordance with its terms, except to the extent that the enforceability hereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iv) the execution and delivery hereof by each Credit Party and the performance and observance by each Credit Party of the provisions hereof do not violate or conflict with (A) any organizational document of any Credit Party or (B) any Requirement of Law applicable to such Credit Party or result in a breach of any provision of or constitute a default under any Contractual Obligation of any Credit Party.
2.    The Credit Parties acknowledge and agree and hereby represent and warrant that (x) the Credit Agreement (as modified hereby) and each other Credit Document, and all Credit Party Obligations and Liens thereunder, are valid and enforceable against the Credit Parties in every respect and all of the terms and conditions thereof are legally binding upon the Credit Parties, in each case all without offset, counterclaims or defenses of any kind and (y) the perfected status and priority of each Lien and security interest created under any Credit Document remains in full force and effect in accordance with the requirements of the Credit Agreement and the other Credit Documents on a continuous basis, unimpaired, uninterrupted and undischarged, in each case as of the Fifth Amendment Effective Date, both immediately before and immediately after giving effect to this Fifth Amendment on such date.
3.    This Fifth Amendment is limited precisely as written and, except as expressly set forth herein (including in the Annex and Schedules hereto), shall not constitute or be deemed to constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document and shall not prejudice any right or rights that the Administrative Agent or the Lenders may have now or in the future under or in connection with the Credit Agreement or any other Credit Document.
4.    This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.
5.    THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN

ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
6.    This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(i)    the Company shall have paid to the Administrative Agent for the benefit of each Lender an amendment fee in an amount equal to 1.00% of the Revolving Commitment of such Lender as in effect at 5:00 p.m. on June 13, 2012 (but after giving effect to the reduction of the Revolving Committed Amount on such date pursuant to Section 1 of Part I above), and such amendment fee will be deemed due and payable on the first date that each of the conditions set forth in clauses (ii) through (viii) below are satisfied;
(ii)    the Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Company dated the Fifth Amendment Effective Date stating that both before and immediately after giving effect to this Fifth Amendment and all amendments to the Credit Agreement and other Credit Documents, and other transactions contemplated to occur on the Fifth Amendment Effective Date, (A) each of the Credit Parties is Solvent, (B) no Default or Event of Default exists, (C) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (D) the Credit Parties are in compliance with each of the financial covenants set forth in Section 5.9 of the Credit Agreement;
(iii)    the Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors of each of the Borrowers and Alliance AG approving and authorizing the execution, delivery and performance of the Credit Agreement and the Credit Documents, in each case as modified by this Fifth Amendment, certified as of the Fifth Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of each such party as being in full force and effect without modification or amendment and (B) good standing certificates (or the equivalent thereof) for each of the Borrowers and Alliance AG from each jurisdiction in which such Borrower or Alliance AG, as the case may be, is organized;
(iv)    the Administrative Agent shall have received (A) an opinion (including an opinion as to no conflict with the Senior Notes Documents and the Credit Agreement (as in effect immediately prior to giving effect to the Fifth Amendment)) from Robinson, Bradshaw & Hinson, P.A., U.S. counsel to the Credit Parties, (B) an opinion of Clifford Chance LLP, special Dutch legal advisor to the Dutch Borrower, (C) an opinion of Bär & Karrer, special Swiss legal advisor to Alliance AG, in each case addressed to the Administrative Agent and each of the Lenders party to the Credit Agreement on the Fifth Amendment Effective Date and dated the Fifth Amendment Effective Date covering such matters incidental to this Fifth Amendment and the transactions contemplated hereby as the Administrative Agent may reasonably request;
(v)    the Borrowers, Alliance AG, each Lender and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Patrice Antoine (facsimile number:  212-354-8113 / e-mail address: pantoine@whitecase.com);
(vi)    each Credit Party shall have delivered such documents and agreements, and taken such other actions, as the Administrative Agent may reasonably request in order to create, continue or maintain the effectiveness of each Guaranty and the security interests of the Administrative Agent in the Collateral and the perfection thereof;
(vii)    the Borrower shall have paid to the Administrative Agent all fees, costs and expenses (including, without limitation, legal fees and expenses of White and Case LLP) payable to the Administrative Agent to the extent due under the Credit Agreement; and
(viii)    after giving effect to the Fifth Amendment Effective Date (including the reduction of the Revolving Committed Amount on such date pursuant to Section 1 of Part I above), and to any prepayments of the Revolving Loans made on the Fifth Amendment Effective Date, the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall not exceed the lesser of (i) the Revolving Committed Amount or (ii) the Working Capital Amount.
7.    This Fifth Amendment constitutes a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents. No provision of this Fifth Amendment may be amended, modified, waived or supplemented, except as provided in Section 9.1 of the Credit Agreement.
8.    By executing and delivering a copy hereof, each Credit Party (a) consents to the terms of this Fifth Amendment and the Credit Documents (as modified by this Fifth Amendment), (b) reaffirms all of its obligations and liabilities under each Credit Document (as such Credit Documents are modified by this Fifth Amendment), all of which obligations and liabilities shall remain in full force and effect and (c) hereby agrees that all Credit Party Obligations of the Credit Parties shall be fully guaranteed pursuant to the Guarantees and shall be fully secured pursuant to the Credit Documents, in each case in accordance with the respective terms and provisions thereof and that this Fifth Amendment does not in any manner constitute a novation of any Credit Party Obligations under any of the Credit Documents.
9.    The Parties hereby confirm and agree that, at the time of the entering into the deed of share pledge between Intabex Netherlands B.V. as pledgor, Alliance One International Tabak B.V. as company and Deutsche Bank Trust Company Americas as pledgee and the deed of share pledge between International Tobacco Funding, S.L.U. as pledgor, Intabex Netherlands B.V. as company and Deutsche Bank Trust Company Americas as pledgee (the “Deeds”), it was their intention (and it is still their intention and agreement) that:
(i)    the security rights created pursuant to the Deeds secure the Secured Obligations (as defined in the Deeds) corresponding to any obligations of a Debtor (as defined in the Deeds) to a Secured Party (as defined in the Deeds) under any Finance Document (as defined in the Deeds) as they may be so varied, amended, modified or restated from time to time (however fundamentally and whether or not more onerously, including any change in the purpose of, extension of, or any increase in any facility or the addition of any facility under them) including but not limited to any obligations of a Debtor to a Secured Party under the Credit Agreement as amended by this Fifth Amendment; and
(ii)    the validity and enforceability of the security rights created under the Deeds will not be affected by this Fifth Amendment and that those security rights are and remain valid and in full force and effect in respect of the Secured Obligations (which include, but are not limited to, the corresponding obligations to any obligations of a Debtor to a Secured Party under the Credit Agreement as amended by this Fifth Amendment).
10.    The Company agrees that it shall deliver to the Administrative Agent, not later than 10th Business Day after the Fifth Amendment Effective Date (as such period may be extended in the sole discretion of the Administrative Agent), in connection with the Fifth Amendment, (i) the second amendment to the Quota Pledge Agreement by and among Intabex Netherlands B.V., Alliance One International Tabak B.V. and Deutsche Bank Trust Company Americas and Alliance One Brasil Exportadora de Tabacos Ltda. as consenting intervening party, (ii) deed of confirmation by and between Alliance One International AG and Deutsche Bank Trust Company Americas, and (iii) deed of confirmation by and between Standard Commercial Tobacco Company (UK) Limited and Deutsche Bank Trust Company Americas, and any other documents or legal opinions relating thereto reasonably requested by the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent.
11.    From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first written above.

COMPANY:
ALLIANCE ONE INTERNATIONAL, INC.

/s/ Joel Thomas
By:    ____________________________________
Joel Thomas
Vice President and Treasurer

/s/ B. Lynne Finney
By:    ____________________________________
B. Lynne Finney
Assistant Treasurer

DUTCH BORROWER:
INTABEX NETHERLANDS B.V.

/s/ Joel Thomas
By:    ____________________________________
Joel Thomas
Authorized Signor

/s/ B. Lynne Finney
By:    ____________________________________
B. Lynne Finney
Authorized Signor

FOREIGN GUARANTOR:
ALLIANCE ONE INTERNATIONAL AG

/s/ Joel Thomas
By:    ____________________________________
Joel Thomas
Authorized Signor

/s/ B. Lynne Finney
By:    ____________________________________
B. Lynne Finney
Authorized Signor

INTABEX NETHERLANDS B.V., as a pledgor

/s/ Joel Thomas
By:    ____________________________________
Joel Thomas
Authorized Signor

/s/ B. Lynne Finney
By:    ____________________________________
B. Lynne Finney
Authorized Signor

ALLIANCE ONE INTERNATIONAL, AG, as a pledgor

/s/ Joel Thomas
By:    ____________________________________
Joel Thomas
Authorized Signor

/s/ B. Lynne Finney
By:    ____________________________________
B. Lynne Finney
Authorized Signor

ALLIANCE ONE INTERNATIONAL, INC., as a pledgor

/s/ Joel Thomas
By:    ____________________________________
Joel Thomas
Vice President and Treasurer

/s/ B. Lynne Finney
By:    ____________________________________
B. Lynne Finney
Assistant Treasurer

STANDARD COMMERCIAL TOBACCO COMPANY (UK) LIMITED, as a pledgor

/s/ Jose Maria Costa
By:    ____________________________________
Jose Maria Costa
Director

/s/ Luis Azua
By:    ____________________________________
Luis Azua
Director

ALLIANCE ONE INTERNATIONAL TABAK B.V., as a pledgor

/s/ Jose Maria Costa
By:    ____________________________________
Jose Maria Costa
ITF Director

/s/ Luis Azua
By:    ____________________________________
Luis Azua
ITF Director

ALLIANCE ONE INTERNATIONAL TABAK B.V., as a pledgor

/s/ T. van Hooven
By:    ____________________________________
T. van Hooven
Managing Director

/s/ R. Arendsen
By:    ____________________________________
R. Arendsen
Managing Director

INTERNATIONAL TOBACCO FUNDING, S.L., as a pledgor

/s/ Jose Maria Costa
By:    ____________________________________
Jose Maria Costa
Director

/s/ Luis Azua
By:    ____________________________________
Luis Azua
Director

STANDARD COMMERCIAL, AG, as a pledgor

/s/ S. J. P. Green
By:    ____________________________________
S. J. P. Green
Managing Director

/s/ Carl W. Reitz
By:    ____________________________________
Carl W. Reitz
Member of the Board

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Administrative Agent, as Swingline Lender, as Issuing Lender and as a Lender

/s/ Dusan Lazarov
By:    ____________________________________
Dusan Lazarov
Director

/s/ Erin Morrissey
By:    ____________________________________
Erin Morrissey
Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

AgFirst Farm Credit Bank

/s/ John W. Burnside, Jr.
By:    ____________________________________
John W. Burnside, Jr.
Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

BADGERLAND FINANCIAL, FLCA

/s/ Kenneth H. Rue
By:    ____________________________________
Kenneth H. Rue
Vice President - Capital Markets

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

BNP Paribas

/s/ Cristina Roberts
By:    ____________________________________
Cristina Roberts
Managing Director

/s/ Karlien Zumpolle
By:    ____________________________________
Karlien Zumpolle
Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

CREDIT SUISSE AG. CAYMAN ISLANDS BRANCH

/s/ Bill O'Daly
By:    ____________________________________
Bill O'Daly
Director

/s/ Tyler R. Smith
By:    ____________________________________
Tyler R. Smith
Associate

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Goldman Sachs Bank USA

/s/ Michelle Latzoni
By:    ____________________________________
Michelle Latzoni
Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

ING Bank N.V.

/s/ Paul Van Heerde
By:    ____________________________________
Paul Van Heerde
Managing Director

/s/ Lars Vriens
By:    ____________________________________
Lars Vriens
Managing Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

NATIXIS, New York Branch

/s/ Stephen A. Jendras
By:    ____________________________________
Stephen A. Jendras
Managing Director

/s/ Arnaud Stevens
By:    ____________________________________
Arnaud Stevens
Managing Director & Group Head

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch

/s/ Theodore W. Cox
By:    ____________________________________
Theodore W. Cox
Executive Director

/s/ Sue Chen-Holmes
By:    ____________________________________
Sue Chen-Holmes
Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Standard Chartered Bank

/s/ James P. Hughes
By:    ____________________________________
James P. Hughes
Director

/s/ Robert K. Reddington
By:    ____________________________________
Robert K. Reddington
Credit Document Manager
Credit Documention Unit
WB Legal-Americas

ANNEX I

Amendments to the Credit Agreement

1.    Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
“Fifth Amendment” shall mean the Fifth Amendment to Credit Agreement, dated as of June 13, 2012, by and among the Borrowers, Alliance AG, the Lenders party thereto and the Administrative Agent.

“Fifth Amendment Effective Date” shall have the meaning provided in the Fifth Amendment.

2.    The definition of “Consolidated Net Income” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “, minus, (e) any amounts exceeding $10,000,000 with respect to each fiscal year, commencing with the fiscal year ending March 31, 2013, to the extent added in determining such net income as a result of the sale by the Company and its Subsidiaries of property, plant, equipment and growers' contracts” immediately after the text “(other than any amounts described in clause (c) above)” appearing therein.
3.    The definition of “Credit Documents” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “, the Fourth Amendment, the Fifth Amendment” immediately after the text “the Third Amendment” appearing therein.
4.    The definition of “Extended Maturity Date” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “March 31, 2013” appearing therein and inserting the text “April 15, 2014” in lieu thereof.
5.    The definition of “Extended Revolving Committed Amount” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “Third Amendment Effective Date, $290,000,000” appearing therein and inserting the text “Fifth Amendment Effective Date (after giving effect to the Fifth Amendment), $250,000,000” in lieu thereof.
6.    The definition of “Incremental Revolving Commitment” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “Third Amendment Effective Date” appearing therein and inserting the text “Fifth Amendment Effective Date” in lieu thereof.
7.    The definition of “Non-Extended Revolving Committed Amount” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “Third Amendment Effective Date” appearing therein and inserting the text “Fifth Amendment Effective Date (after giving effect to the Fifth Amendment)” in lieu thereof.
8.     Section 2.15 of the Credit Agreement is hereby amended by inserting the following new clause (c) at the end thereof:
“(c) Notwithstanding anything in this Agreement to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof and (y) all requests rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a change after the date hereof in a requirement of law or government rule, regulation or order, regardless of the date enacted, adopted, issued or implemented (including for purposes of this Section 2.15).”

9.    Section 2.23(a) of the Credit Agreement is hereby amended by deleting the text “Third Amendment Effective Date” appearing therein and inserting the text “Fifth Amendment Effective Date” in lieu thereof.

10.    Section 5.2 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (i) thereof, (ii) deleting the period at the end of clause (j) thereto and inserting the text “; and” in lieu thereof, (iii) inserting the following new clause (k) at the end thereof:
“(k) on or prior to September 1, 2012, a collateral review in form and substance reasonably satisfactory to the Administrative Agent, which review shall include a summary of (i) the Collateral, (ii) the further assurance requirements under this Agreement, (iii) the restrictions under the Convertible Notes Indenture and Senior Indenture on (x) Subsidiaries (other than WLT) of the Company guaranteeing the obligations under this Agreement and (y) Liens being granted by the Company and its Subsidiaries (other than WLT) over their respective assets in favor of the Administrative Agent for the benefit of the Secured Parties, (iv) which Subsidiaries of the Company can guarantee the obligations under this Agreement without causing adverse tax consequences or a breach of any provision of a material agreement of the Company or any of its Subsidiaries and (v) the assets of the Company, the other Credit Parties and the Subsidiaries of the Company described in clause (iv) above on which Liens can be granted in favor of the Administrative Agent for the benefit of the Secured Parties without causing adverse tax consequences or a breach of any provision of a material agreement of the Company or any of its Subsidiaries.”

11.    Section 5.2(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(b)    concurrently with the delivery of the financial statements referred to in Sections 5.1(a)(i) and Section 5.1(b) above, a certificate of a Responsible Officer of the Company (a “Compliance Certificate”) stating that, to the best of such Responsible Officer's knowledge, each of the Company and its Subsidiaries during such period observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in this Agreement to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and such certificate shall (t) include the calculations in reasonable detail required to indicate compliance with Section 5.9 and 5.10(b) as of the last day of such period, (u) without limiting the preceding clause (t), if during the respective period there have existed any Zimbabwe Subsidiaries, include calculations in reasonable detail showing the adjustments to the calculations as a result of the treatment of the Zimbabwe Subsidiaries as consolidated Subsidiaries of the Company in accordance with the proviso to the first sentence of Section 1.3 (together with such supporting detail as may be reasonably requested by the Administrative Agent), (v) include related financial statements (which may be in summary form) reflecting adjustments necessary to eliminate the accounts of WLT (if any) (together with supporting detail as may be requested by the Administrative Agent), (w) include a description of the Indebtedness for borrowed money of WLT,  a description of the facilities under which such Indebtedness is outstanding and the outstanding principal amount, in each case as of the last day of such period for which financial statements were delivered pursuant to Section 5.1(a)(i) or 5.1(b), as applicable, (x) include a description of the Indebtedness for borrowed money of Foreign Subsidiaries

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(other than Indebtedness under this Agreement), a description of the facilities under which such Indebtedness is outstanding and the outstanding principal amount, in each case as of the last day of such period for which financial statements were delivered pursuant to Section 5.1(a)(i) or 5.1(b), as applicable, (y) include a description (including the owner) and book value of (solely to the extent constituting Collateral in which the Administrative Agent has been granted a first priority perfected Lien to secure the Credit Party Obligations of the Company) (I) all accounts receivable owned by the Company or any Domestic Guarantor, (II) all inventory (other than Excluded Inventory) owned by the Company or any Domestic Guarantor, (III) all intercompany loans and advances made by the Company or any Domestic Guarantor to the extent evidenced by the Intercompany Note or a promissory note, (IV) the Capital Stock of each Domestic Subsidiary owned by the Company or any Domestic Guarantor and (V) the Capital Stock of (A) the Dutch Borrower, (B) Alliance AG, (C) the Foreign Subsidiaries listed on Schedule 1.1(b), (D) each of their respective Material Foreign Subsidiaries and (E) WLT (together with the value of 100% of the non-Voting Stock and 65% of Voting Stock of each such Person listed in this clause (V)), in each case as of the last day of such period for which financial statements were delivered pursuant to Section 5.1(a)(i) or 5.1(b), as applicable, and (z) certify that there have been no changes to Schedule 3.12 since the Effective Date or, if later, since the date of the most recent certificate delivered pursuant to this Section 5.2(b), or if there have been any such changes, a list in reasonable detail of such changes;”.

12.    Section 5.9 of the Credit Agreement is hereby amended by (i) amending and restating clause (a) of said Section as follows:

“(a)
Minimum Consolidated Interest Coverage Ratio. Maintain at all times a Consolidated Interest Coverage Ratio of not less than (i) 1.65 to 1.00 for the fiscal quarters ended June 30, 2011 and September 30, 2011, (ii) 1.80 to 1.00 for the fiscal quarter ended December 31, 2011, (iii) 1.90 to 1.00 for the fiscal quarter ended March 31, 2012, (iv) 1.70 to 1.00 for the fiscal quarter ended June 30, 2012 and (v) 1.90 to 1.00 at all other times.”

(ii) amending and restating the table appearing clause (b) of said Section as follows:

Period	Ratio
Fiscal quarter ended June 30, 2009	5.25 to 1.00
July 1, 2009 through and including September 30, 2009	5.50 to 1.00
October 1, 2009 through and including December 31, 2009	5.75 to 1.00
January 1, 2010 through and including March 31, 2010	5.50 to 1.00
April 1, 2010 through and including June 30, 2010	5.00 to 1.00
July 1, 2010 through and including September 30, 2010	5.25 to 1.00

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Period	Ratio
October 1, 2010 through and including December 31, 2010	5.25 to 1.00
January 1, 2011 through and including March 31, 2011	5.85 to 1.00
April 1, 2011 through and including June 30, 2011	6.70 to 1.00
July 1, 2011 through and including September 30, 2011	7.50 to 1.00
October 1, 2011 through and including December 31, 2011	6.10 to 1.00
January 1, 2012 through and including March 31, 2012	5.50 to 1.00
April 1, 2012 through and including June 30, 2012	7.25 to 1.00
July 1, 2012 through and including September 30, 2012	7.40 to 1.00
October 1, 2012 through and including December 31, 2012	6.50 to 1.00
January 1, 2013 through and including March 31, 2013	5.90 to 1.00
April 1, 2013 through and including June 30, 2013	5.75 to 1.00
July 1, 2013 through and including September 30, 2013	6.40 to 1.00
October 1, 2013 through and including December 31, 2013	6.25 to 1.00
January 1, 2014 and thereafter	5.50 to 1.00

and (iii) inserting the following new clause (e) at the end of said Section:

“(e)    Minimum Consolidated EBITDA
. The Company will not permit Consolidated EBITDA for any Calculation Period ending on the last day of a fiscal quarter of the Company set forth below to be less than the amount set forth opposite such fiscal quarter below:

Fiscal quarter Ending	Amount (millions)
June 30, 2012	$166.0
September 30, 2012	$175.0
December 31, 2012	$195.0
March 31, 2013	$200.0
June 30, 2013	$200.0
September 30, 2013	$205.0
December 31, 2013	$210.0
March 31, 2014	$215.0

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13.    Section 6.1(c)(ii)(B) is hereby amended by deleting the text "the amount of such Indebtedness shall not exceed in the aggregate $40,000,000 in connection with the facility located in Santa Catarina, Brazil and" appearing therein.
14.    Section 6.1(l)(ii) is hereby amended by deleting the text “the aggregate principal amount of $600,000,000 at any one time outstanding” appearing therein and inserting the text “(x) an outstanding aggregate principal amount of $675,000,000 for any 10 consecutive Business Day period or (y) notwithstanding the foregoing clause (x), an outstanding aggregate principal amount of $500,000,000 on March 31 of each fiscal year of the Company” in lieu thereof.
15.    Section 6.5(a), Section 6.5(k), Section 6.5(l) and Section 6.10 are each hereby amended by (i) deleting the text “Section 5.9(a), (b) and (c)” appearing therein and inserting the text “Section 5.9(a), (b), (c) and (e)” in lieu thereof.
16.    Section 6.10 is hereby amended by (i) inserting the following text “prior to the Fifth Amendment Effective Date,” at the beginning of clause (d) thereof, and (ii) deleting clause (g) thereof in its entirety and replacing it with the following new clause (g):

“(g)	[Intentionally Omitted]”.

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